CAT P1 10/20

SUPPLEMENT DATED OCTOBER 22, 2020

TO THE PROSPECTUS DATED NOVEMBER 1, 2019

OF

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE FUND

(a series of Franklin California Tax-Free Trust)

Effective November 2, 2020, the prospectus will be amended as follows:

I. The portfolio management team under the “FUND SUMMARY – Portfolio Managers” section in the prospectus will be replaced with the following:

Portfolio Managers

John W. Wiley  Senior Vice President of Advisers and portfolio manager of the Fund since 1992.

Christopher Sperry, CFA  Vice President of Advisers and portfolio manager of the Fund since 2000.

John Bonelli  Vice President of Advisers and portfolio manager of the Fund since November 2020.

Michael Conn  Vice President of Advisers and portfolio manager of the Fund since November 2020.

II. The portfolio management team under the “Fund Details – Management” section in the prospectus will be replaced with the following:

The Fund is managed by a team of dedicated professionals focused on investments in California municipal securities. The portfolio managers of the team are as follows:

John W. Wiley   Senior Vice President of Advisers

Mr. Wiley has been a portfolio manager of the Fund since 1992. He joined Franklin Templeton in 1989.

Christopher Sperry, CFA   Vice President of Advisers

Mr. Sperry has been a portfolio manager of the Fund since 2000. He joined Franklin Templeton in 1996.

John Bonelli  Vice President of Advisers

Mr. Bonelli has been a portfolio manager of the Fund since November 2020. He joined Franklin Templeton in 2010.

Michael Conn   Vice President of Advisers

Mr. Conn has been a portfolio manager of the Fund since November 2020. He joined Franklin Templeton in 2006.

Messrs. Wiley, Sperry, Bonelli and Conn are jointly and primarily responsible for the day-to-day management of the Fund. Each manager has equal authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which each manager may perform these functions, and the nature of these functions, may change from time to time.

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Please keep this supplement with your prospectus for future reference.